SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 17, 2002


                             RURAL/METRO CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-22056                                          86-0746929
(Commission File Number)                       (IRS Employer Identification No.)


                          8401 East Indian School Road
                               Scottsdale, Arizona
                                      85251

                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     On October 17, 2002, we received a notice from the Nasdaq Listing Qualifications Panel (the "Panel") indicating we evidenced compliance with the requirements necessary for continued listing on the Nasdaq SmallCap Market as set forth in the Panel's decisions dated April 16, 2002, and October 8, 2002.

ITEM 7. EXHIBITS

     99.1      Press Release dated October 18, 2002.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURAL/METRO CORPORATION


Date: October 22, 2002                  By: /s/ John S. Banas III
                                            ------------------------------------
                                            John S. Banas III
                                            Senior Vice President

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


      Exhibit No.                            Exhibit
      -----------                            -------

        99.1                  Press Release dated October 18, 2002